UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

Bowman Consulting Group Ltd.

(Exact name of registrant as specified in its charter)

Delaware	001-40371	54-1762351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12355 Sunrise Valley Drive, Suite 520

Reston, Virginia 20191

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (703) 464-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	BWMN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported, on May 4, 2022, Bowman Consulting Group Ltd. (the “Company”) completed its acquisition of McMahon Associates Inc., a Pennsylvania corporation (“McMahon”).

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is filed to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on May 10, 2022 to include the historical financial statements of McMahon and certain pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The financial statements of McMahon required to be filed pursuant to Rule 8-04 of Regulation S-X are filed as Exhibits 99.1 and 99.2 to this Amendment No. 1 and incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company required to be filed in connection with the acquisition of McMahon is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Kaye Kendrick Enterprises, LLC.

99.1	Unaudited consolidated financial statements of McMahon as of and for the three months ended March 31, 2022.

99.2	Audited consolidated financial statements of McMahon as of and for the year ended December 31, 2021.

99.3	Unaudited pro forma condensed consolidated financial information of the Company.

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWMAN CONSULTING GROUP LTD.

Date: July 19, 2022	By:	/s/ Bruce Labovitz
Bruce Labovitz
Chief Financial Officer